Execution Version

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of August 19, 2025 (this “Amendment”), is among FOUR CORNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as borrower (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto constituting all of the lenders under the Credit Agreement (as defined below) as of the date hereof (each, a “Lender” and collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Reference is made to the Fourth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 31, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Four Corners Property Trust, Inc., a Maryland corporation, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement to delete the 0.10% credit spread adjustment used in the SOFR interest rate calculations.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.
AMENDMENTS TO CREDIT AGREEMENT. As of the date hereof, each of the following definitions in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Adjusted Daily Simple SOFR” means an interest rate per annum equal to the Daily Simple SOFR; provided that, other than with respect to the amount of the Term Facility that is hedged, as represented to the Administrative Agent and the Lenders in writing by the Borrower, if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that, other than with respect to the amount of the Term Facility that is hedged, as represented to the Administrative Agent and the Lenders in writing by the Borrower, if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

SECTION 2.
REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:

(i)
the execution and delivery of this Amendment is within the Borrower’s partnership powers and has been duly authorized by all necessary partnership or other organizational action on the part of the Borrower;
(ii)
the execution and delivery of this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter or any order, judgment or decree of any Governmental Authority, by-laws or other organizational documents of the Borrower or any of its Subsidiaries, (c) will not violate or result in a default under any indenture, loan agreement, credit agreement, promissory note, letter of credit or other agreement binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, in each case to the extent such violation or default could reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries (other than Liens created under the Loan Documents);
(iii)
this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(iv)
the representations and warranties made or deemed made by the Loan Parties in the Loan Documents are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and
(v)
no Default or Event of Default has occurred and is continuing.
SECTION 3.
ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.

(i) Each of the Guarantors has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor, as applicable, under the Guaranty and each of the other Loan Documents to which such Guarantor is a party shall not be impaired, and the Guaranty and the other Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

(ii) Each of the Guarantors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment.

(iii) Each of the Guarantors acknowledges and agrees that (a) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (b) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 4.
MISCELLANEOUS.

(i) Reference to and Effect on the Loan Documents.

(a) On and after the date hereof, each reference in any Loan Document to any Loan Document amended hereby shall mean and be a reference to such Loan Document as amended by this Amendment.

(b) Except as specifically amended or waived by this Amendment, each of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Banks or any Lender under the Credit Agreement or any of the other Loan Documents.

(d) This Amendment shall constitute a Loan Document.

(ii) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(iii) Applicable Law, Etc. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 9.10(b), 9.10(c) and 9.11 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.

(iv) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

(v) Effectiveness. This Amendment shall become effective on the date first written above upon (a) the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Lenders and (b) the Borrower’s reimbursement of the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses (to the extent invoiced at least two (2) Business Days prior to the date hereof) as required under Section 9.03 of the Credit Agreement in connection with the preparation, negotiation, execution and delivery of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FOUR CORNERS OPERATING
PARTNERSHIP, LP

By: FOUR CORNERS GP, LLC, its general partner

By:__________________________________

Name:

Title:

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Revolving Credit and Term Loan Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:__________________________________

Name:

Title:

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Revolving Credit and Term Loan Agreement]

THE UNDERSIGNED LENDER APPROVES:
____________________________________, as a Lender By:__________________________________
Name:
Title:

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Revolving Credit and Term Loan Agreement]

Each of the undersigned Guarantors hereby acknowledges, agrees and consents to the foregoing Amendment.

FOUR CORNERS PROPERTY TRUST, INC.,

a Maryland corporation

By:__________________________________

Name:

Title:

FOUR CORNERS GP, LLC,

a Delaware limited liability company

By:__________________________________

Name:

Title:

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Revolving Credit and Term Loan Agreement]